EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I Paul Feldman, hereby certify that:

1. The annual report of the registrant on Form 10-KSB for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of the dates and for the periods expressed in the report.

/s/ Paul Feldman

Paul Feldman
President, Chief Executive Officer
Principal and Chief Financial Officer
March 30, 2007